UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018 (July 24, 2018)

SINORAMA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-55744	81-3305510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

La Plaza Swatow, Office 518

P.O. Box 008, 998 Blvd. Saint-Laurent

Montreal, QC H2Z 9Y9
(Address of principal executive offices)

Registrant’s telephone number, including area code: +1 (514)866-6888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 24, 2018, the Office de la protection du consommateur (“OPC”), the oversight authority for travel agencies in Québec, appointed PricewaterhouseCoopers LLP as a provisional administrator to Vacances Sinorama Inc. (“Vacances Sinorama”), the main operating subsidiary of Sinorama Corporation (the “Company”) in the province of Québec. The provisional administrator has been charged with the management Vacances Sinorama’s accounts and business, and the termination of its travel agent activities in Québec. The OPC also informed Vacances Sinorama that it does not intend to renew its operating licence upon expiration on July 31, 2018.

The OPC alleges that Vacances Sinorama has not complied with certain requirements of the Travel Agents Act (Québec) relating to the management of client funds. The OPC has given Vacances Sinorama 10 days to respond. If the decision is maintained, Vacances Sinorama will have 30 days to appeal the decision before the Administrative Tribunal of Québec.

The Company is assessing its means of defense and the possibility of contesting the OPC’s decision. Management of Vacances Sinorama has offered all of its cooperation and expertise to the OPC and the provisional administrator in order to ensure that all future travels are completed as planned.

Given the uncertainty of the ongoing process, it is premature to assess the impact on the business and financial performance of Vacances Sinorama and the Company. However, if Vacances Sinorama is unable to regain management of its affairs and renew its licence, or if consumers lose confidence in Sinorama Travel’s ability to offer and deliver travel services, the business and financial performance of Vacances Sinorama and the Company will be materially adversely affected.

On July 27, 2018, the Company issued a press release announcing the appointment of the provisional administrator. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Title of Document
99.1	Press release, dated July 27, 2018, issued by Sinorama Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2018	Sinorama Corporation

	By:	/s/ Jing Wenjia
	Name:	Jing Wenjia
	Title:	Chief Executive Officer